investor presentation • Third Quarter 2023 Exhibit 99.1

forward looking statements disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms; 2 forward looking statements disclosure • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2022, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. 3

About First Financial Bancorp Financial Performance Appendix presentation contents 4 overview Commercial C&I, O-CRE, ABL, Equipment Finance, Treasury, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 130 Employees: 2,121 Market Cap (9/30/23): $1.9B Dividend Yield (9/30/23): 4.7% CET1 Ratio: 11.60% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Lines of Business 2.12% 3Q Adj. PTPP ROAA(2) $17.1B in assets $10.6B/$12.9B loans / deposits $4.8B wealth management (1) 1 Includes brokerage assets under care. 2 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 5 key investment highlights Proven & sustainable business model spanning 160 years • Well managed through past credit cycles • Conservative operating philosophy • Consistent profitability – 132 consecutive quarters Premier Midwest franchise with top quartile performance High quality balance sheet & robust capital position (11.60% CET1) Prudent risk management & credit culture with strong asset quality Increased scale to continue investments in technology Track record of well-executed acquisitions with a well-defined M&A strategy Experienced and proven management team 6

Note: Headquarters loan and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. complementary market centric strategies Loans $3.1B / Deposits $2.9B Loans $1.8B / Deposits $4.8B Loans $3.9B / Deposits $5.0B Loans $1.9B / Deposits $0.2B 7

key business lines Full suite of diversified financial products for individuals and businesses $17.1 Billion Assets $12.9 Billion Deposits 23.76% Adjusted MRQ ROATCE Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses Wealth & asset management services for individuals and businesses $4.8 Billion Assets Under Care $24.4 Million LTM Revenue $434 Million LTM Wealth Advisory Sales ~8,750 Relationships Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises 9 Offices Across the U.S. $64.9 Million Record LTM Revenue 2,000+ Clients Specialty lender to insurance industry, RIAs, CPAs and indirect auto finance companies $682 Million Loans ~12% YoY Loan Growth 7% of Overall Portfolio Specialty lender to quick-serve restaurant franchisees $241 Million Loans 2% of Overall Portfolio Full-service equipment financing company $400+ Million 2022 Originations 4th Largest Independent U.S. Equipment Finance Platform At Acquisition High Yielding Portfolio 8

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. diversified lines of business 9 revenue growth strategies Distribution Technology Talent Product & Pricing • Regional pricing strategy • Treasury Management product investments • Investments in Product Management Defined Models • Community • Metro • Headquarters • National Enterprise Data Management • Investment in data warehouse • Enabling data as a strategic asset • Connection into CRM platform Staffing Model • Defined company FTE targets • Larger salesforce in targeted Lines of Business Culture • Diversity and inclusion is a strategic priority • Refreshed Corporate Strategic Intent • Attraction/recruitment engagement and retention programs Capacity Plans • Increased physical distribution network • Closed 67 locations in last 5 years1 • Aligned sales teams to distribution models Expanded Capabilities • Acquired Bannockburn enabling us to provide foreign exchange services • Rollout of “in-house” derivatives desk capabilities • Investment in Wealth Mgmt.: • Business succession • Fixed income strategies • Alternative investments • Improved digital platform • Acquired Summit providing significant improvement to lease product offering • Acquired Brady Ware Capital specializing in investment banking for mid-sized businesses Talent Expansion • Up-Market Commercial talent acquisition • Added new commercial sales talent to Chicago and Cleveland • Added talent in Wealth Mgmt.: • Succession planning • Investment banking • Fixed income Enterprise CRM • Company-wide implementation of SFDC • Marketing automation and sales enablement program development • Sales Management • Operational Integration Client Experience • Improved Cash Management Platform • Improved Online Banking Product • Blend – Mortgage Origination • nCino – Commercial loan origination and online account opening Digital Transformation • Roadmap Creation • Increased Resource Allocation • Enhanced Client Experience LOB | Go-to-Market 1 Post MainSource merger 10

About First Financial Bancorp Financial Performance Appendix presentation contents 11

3Q 2023 results 132nd Consecutive Quarter of Profitability • EOP assets decreased $35.3 million compared to the linked quarter to $17.1 billion • EOP loans increased $96.6 million compared to the linked quarter to $10.6 billion • Average deposits increased $73.3 million compared to the linked quarter to $12.8 billion • EOP investment securities decreased $214.3 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $56.6 million; $56.8 million as adjusted1 • Noninterest expense – $122.0 million; $121.5 million as adjusted1 • Efficiency ratio – 57.55%. Adjusted1 efficiency ratio – 57.27% • Effective tax rate of 19.5%. Adjusted1 effective tax rate of 19.6% • Net interest income – $155.5 million • Net interest margin of 4.28% on a GAAP basis; 4.33% on a fully tax equivalent basis1 • Net income – $63.1 million or $0.66 per diluted share. Adjusted1 net income – $63.5 million or $0.67 per diluted share • Return on average assets – 1.48%. Adjusted 1 return on average assets – 1.49% • Return on average shareholders’ equity – 11.62%. Adjusted1 return on average shareholders’ equity – 11.70% • Return on average tangible common equity – 23.60%1. Adjusted1 return on average tangible common equity – 23.76% • Provision expense - $11.7 million • Net charge-offs – $16.4 million. NCOs / Avg. Loans – 0.61% annualized • Classified Assets / Total Assets - 0.82% • NPA / Total Assets – 0.44% • ACL / Total Loans – 1.36% • Total capital ratio – 13.51% • Tier 1 common equity ratio – 11.60% • Tangible common equity ratio – 6.50%. Adjusted1 Tangible common equity ratio – 9.07% • Tangible book value per share – $10.91 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 12

3Q 2023 highlights • Quarterly earnings driven by strong net interest margin and robust fee income • Adjusted1 earnings per share – $0.67 • Adjusted1 return on assets – 1.49% • Adjusted1 pre-tax, pre-provision return on assets – 2.12% • Adjusted1 return on average tangible common equity – 23.76% • End of period loan balances increased during the period, in line with expectations • EOP loan balances increased $96.6 million compared to the linked quarter; 3.6% on an annualized basis • Growth included a $72.1 million increase in residential mortgage loans and a $58.5 million increase in finance leases • Total average deposit balances increased $73.3 million, or 2.3% annualized • Growth in money market and retail CD balances offset declines in low-cost transaction accounts due to rate environment • $252.7 million increase in money market accounts; $118.9 million increase in retail CDs • Decline of $125.0 million in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 27.3% of average total deposits at September 30, 2023 • Total average deposits, excluding brokered, increased 3.8% on an annualized basis compared to the linked quarter • Net interest margin (FTE) decreased 15 bps to 4.33%, in line with expectations • Lower margin from second quarter driven by increased funding costs • 16 bp increase in earning asset yields partially offset 37 bp increase in cost of deposits • Adjusted1 noninterest income of $56.8 million • Record wealth management fees of $6.9 million • Strong foreign exchange income of $13.4 million • Leasing business revenue of $14.5 million, an increase of $4.3 million, or 41.6%, compared to linked quarter • Adjusted1 $0.2 million for losses on investment securities and other items not expected to recur 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 13

3Q 2023 highlights • Adjusted1 noninterest expense of $121.5 million, a 4.0% increase from second quarter • Adjustments1 include costs related to our online banking conversion as well as other costs not expected to recur such as acquisition, severance and branch consolidation costs • Increase driven by higher employee costs, leasing expenses, and fraud losses • Efficiency ratio of 57.5%; 57.3% as adjusted1 • Allowance for credit loss (ACL) and provision expense increased compared to linked quarter • Total ACL of $162.2 million; provision expense of $11.7 million o Loans and leases - ACL of $145.2 million; 1.36% of total loans o Unfunded Commitments - ACL of $17.0 million • Increase in provision expense driven by net charge-offs • NPA to total assets of 0.44% • $16.4 million in net charge-offs for the quarter; 61 bps as a percentage of loans on an annualized basis o $6.1 million charge-off resulting from $32 million loan sale; sale not concentrated in any particular industry o $6.9 million charge-off of large C&I loan that was negatively impacted by the Covid pandemic and has been unable to rebound • Classified assets remained stable at 0.82% of assets • Nonaccrual loans of $74.9 million; $21.2 million increase compared to linked quarter due to the downgrade of one large CRE relationship • Capital ratios in excess of targets • Total capital ratio of 13.51% • Tier 1 common equity of 11.60%; 26 basis point increase from linked quarter • Tangible book value decreased by $0.11, or 1.0%, to $10.91 due to decline in AOCI • Tangible common equity decreased 6 bps to 6.50%; 9.07%1 excluding ($410.0) million of AOCI • No shares repurchased in third quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. . 14 adjusted net income1 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 155,455$ 155,455$ 159,232$ 159,232$ Provision for credit losses-loans and leases 12,907$ 12,907$ 12,719$ 12,719$ Provision for credit losses-unfunded commitments (1,234)$ (1,234)$ (1,994)$ (1,994)$ Noninterest income 56,628$ 56,628$ 53,258$ 53,258$ less: gains (losses) on security transactions - (58) A - (466) A less: other - (94) A - 227 A Total noninterest income 56,628$ 56,780$ 53,258$ 53,497$ Noninterest expense 122,044$ 122,044$ 120,615$ 120,615$ less: tax credit investment writedown - 104 A - 984 A less: online banking conversion costs - 787 A - 1,717 A less: other - (395) A - 1,044 A Total noninterest expense 122,044$ 121,548$ 120,615$ 116,870$ Income before income taxes 78,366$ 79,014$ 81,150$ 85,134$ Income tax expense 15,305$ 15,305$ 15,483$ 15,483$ plus: after-tax impact of tax credit investment @ 21% - 82 - 81 plus: tax effect of adjustments (A) @ 21% statutory rate - 136 - 837 Total income tax expense 15,305$ 15,523$ 15,483$ 16,401$ Net income 63,061$ 63,491$ 65,667$ 68,733$ Net earnings per share - diluted 0.66$ 0.67$ 0.69$ 0.72$ Pre-tax, pre-provision return on average assets 2.11% 2.12% 2.17% 2.27% 3Q 2023 2Q 2023 15 profitability Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.66$0.69$0.74$0.73 $0.59 $0.67 $0.72 $0.76 $0.73 $0.61 3Q232Q231Q234Q223Q22 Diluted EPS Adjusted EPS 1 1.48%1.55% 1.69%1.63% 1.35% 1.49% 1.62%1.72%1.63% 1.40% 3Q232Q231Q234Q223Q22 ROA Adjusted ROA 1 23.60%25.27% 29.02%29.93% 22.29% 23.76% 26.46% 29.64%29.86% 23.12% 3Q232Q231Q234Q223Q22 ROATCE Adjusted ROATCE 1 69.3% 58.2% 54.3% 56.8% 57.5%58.5% 55.1% 53.3% 54.9% 57.3% 3Q22 4Q22 1Q23 2Q23 3Q23 Efficiency Ratio Adjusted Efficiency Ratio 1 16

net interest income & margin Net Interest Margin (FTE) 3Q23 NIM (FTE) Progression Net Interest Income All dollars shown in millions 4.21% 4.34%4.43%4.32% 3.85% 0.12% 0.14% 0.12% 0.15% 0.12% 4.33% 4.48% 4.55% 4.47% 3.98% 3Q232Q231Q234Q223Q22 Basic Margin (FTE) Loan Fees 2Q23 4.48% Asset yields/mix 0.17% Deposit & funding costs/mix -0.31% Other -0.01% 3Q23 4.33% $150.9 $154.2$155.0$152.9 $133.7 $4.5 $5.0$4.3 $5.0 $4.2 $155.5 $159.2$159.3$157.9 $137.9 3Q232Q231Q234Q223Q22 Basic NII Loan Fees 17

liquidity and beta profile 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Liquidity Trends 72% 72% 77% 79% 81% 82% 82% 82% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Loans / Deposits Ratio 30% 29% 28% 26% 25% 24% 24% 23% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Cash + Securities / Assets 24% 33% 33% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-3Q23 Fed Cycle (+525bps) 53% 77% 66% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-3Q23 Fed Cycle (+525bps) 18

noninterest income Noninterest Income 3Q23 Highlights All dollars shown in thousands • Total fee income 26.7% of net revenue • Foreign exchange income of $13.4 million; decreased $1.7 million, or 11.0%, from the linked quarter • Leasing business income of $14.5 million; increased $4.3 million, or 41.6%, from the linked quarter • Record trust and wealth management fees of $6.9 million increased $0.2 million, or 3.4%, from the linked quarter • Deposit service charge income of $7.0 million remained relatively unchanged from the linked quarter • Mortgage banking income of $4.1 million; increased $0.2 million, or 6.4%, from the linked quarter • Client derivative income of $1.6 million; decreased $0.2 million, or 11.8%, from the linked quarter Service Charges $6,957 12% Wealth Mgmt $6,943 12% Bankcard income $3,406 6% Client derivative fees $1,612 3% Foreign exchange income $13,384 24% Leasing business income $14,537 26% Mortgage origination income $4,086 7% Other $5,703 10% Total $56.6 million 19 noninterest expense Noninterest Expense 3Q23 Highlights All dollars shown in thousands • Core expenses increased $4.7 million, or 4%, primarily due to higher employee costs, elevated fraud losses and a $2.1 million increase in leasing business expenses • $0.5 million of adjustments include: • Costs related to online banking conversion, as well as other costs not expected to recur such as acquisition, severance and branch consolidation costs Salaries and benefits $75,641 62% Occupancy and equipment $9,150 8% Data processing $8,473 7% Professional services $2,524 2% Intangible amortization $2,600 2% Leasing business expense $8,877 7% Other $14,779 12% Total $122.0 million 20 average balance sheet Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $10,624$10,514$10,373$10,059$9,597 7.18%7.03%6.63%6.01% 5.05% 3Q232Q231Q234Q223Q22 Loans Loan Yield 1 $12,787$12,714$12,812$12,632$12,371 1.77% 1.40% 1.00% 0.51% 0.20% 3Q232Q231Q234Q223Q22 Deposits Cost of Deposits $3,394$3,560$3,635$3,705$4,003 4.07%4.01%3.94%3.68% 3.11% 3Q232Q231Q234Q223Q22 Investment Securities Investment Securities Yield 21

deposits Deposit Product Mix (Avg) 3Q23 Average Deposit Progression All dollars shown in millions Total growth/(decline): $73.3 million Noninterest- bearing $3,376 26% Interest-bearing demand $1,600 13% Savings $1,171 9% Money Markets $2,384 19% Retail CDs $1,164 9% Brokered Deposits $1,287 10% Public Funds $1,805 14% Total $12.8 billion -$125.0 -$34.6 -$85.9 $252.7 $118.9 -$34.6 -$18.2 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds 22

average deposit trends All dollars shown in millions Business Public Funds Personal Uninsured Deposits $5,824$5,821$5,903$5,910$6,095$6,232 3Q232Q231Q234Q223Q222Q22 $3,789$3,664$3,881$4,133$4,052$4,051 3Q232Q231Q234Q223Q222Q22 Uninsured deposits (per call report instructions) 5,250$ Less: Public funds 1,581 Less: Intercompany deposits 654 Adjusted uninsured deposits 3,015 Borrowing capacity 5,183 Borrowing capacity in excess of adjusted uninsured deposits $ 2,168 Borrowing capacity as a % of adjusted uninsured deposits 171.9% Adjusted uninsured deposits to total deposits 23.3% $1,805$1,823$1,842 $2,026$2,005$2,082 3Q232Q231Q234Q223Q222Q22 23

average deposit trends-continued All dollars shown in billions 2023 Average deposits by month $5.91 $5.90 $5.90 $5.89 $5.78 $5.79 $5.80 $5.83 $5.85 $3.98 $3.88 $3.79 $3.69 $3.65 $3.65 $3.74 $3.80 $3.83 $1.91 $1.85 $1.77 $1.74 $1.84 $1.88 $1.81 $1.83 $1.78 $11.80 $11.63 $11.45 $11.32 $11.28 $11.32 $11.35 $11.45 $11.45 January February March April May June July August September Personal Business Pub Funds 24

deposit concentrations Business Deposits by Sector All dollars shown in millions 25 NAICS Sector 9/30/23 % of Total Deposits Manufacturing $567.7 4.4% Real Estate and Rental and Leasing 469.9 3.7% Finance and Insurance 463.3 3.6% Construction 357.4 2.8% Professional, Scientific, and Technical Services 293.4 2.3% Other Services (except Public Administration) 276.0 2.2% Health Care and Social Assistance 225.2 1.8% Retail Trade 198.4 1.6% Accommodation and Food Services 138.8 1.1% Wholesale Trade 132.6 1.0% Agriculture, Forestry, Fishing and Hunting 91.2 0.7% Administrative and Support and Waste Management 83.3 0.7% Arts, Entertainment, and Recreation 75.4 0.6% Transportation and Warehousing 74.9 0.6% Educational Services 64.7 0.5% Other 315.3 2.5% Grand Total $3,827.4 29.9%

Borrowing Capacity • Interest-bearing deposits with other banks of $453 million • Investment securities portfolio: • 97% of investment portfolio classified as available-for-sale • $662.5 million of expected cash flow from securities portfolio in next 12 months • $624.4 million of floating rate securities with minimal losses • Portfolio duration of 4.5 years at September 30, 2023 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity (dollars shown in thousands) FHLB borrowing availability 723,248$ Fed Discount Window availability 865,929 Brokered CDs/Deposit placement services 2,051,054 Fed funds 1,543,000 Total as of September 30, 2023 5,183,231$ 26 loan portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $96.6 million ICRE $3,519 33% Commercial & Small Business Banking $3,315 31% Oak Street $682 7% Franchise $241 2% Summit $543 5% Consumer $940 9% Mortgage $1,406 13% Other $1 0% Total $10.6 Billion -$27.8 -$29.0 $23.4 -$13.0 $58.5 $13.6 $72.1 -$1.2 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Consumer Mortgage Other 27

loan concentrations C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Summit Funding Group NAICS Sector 9/30/23 % of Total Loans Finance and Insurance $821.6 7.7% Real Estate and Rental and Leasing 785.3 7.4% Manufacturing 561.1 5.3% Accommodation and Food Services 298.4 2.8% Health Care and Social Assistance 266.0 2.5% Construction 229.2 2.2% Professional, Scientific, and Technical Services 202.8 1.9% Retail Trade 164.2 1.5% Other Services (except Public Administration) 160.3 1.5% Agriculture, Forestry, Fishing and Hunting 150.5 1.4% Wholesale Trade 133.3 1.3% Transportation and Warehousing 106.6 1.0% Arts, Entertainment, and Recreation 86.2 0.8% Administrative and Support and Waste Management 71.3 0.7% Public Administration 60.3 0.6% Other 118.6 1.1% Grand Total $4,215.8 39.6% Property Type 9/30/23 % of Total Loans Residential Multi Family 5+ $1,098.3 10.3% Retail Property 767.9 7.2% Office 475.0 4.5% Industrial 379.0 3.6% Hospital/Nursing Home 290.6 2.7% Hotel 206.7 1.9% Land 94.0 0.9% Residential 1-4 Family 87.0 0.8% Other Real Estate 52.0 0.5% Other 68.8 0.6% Grand Total $3,519.4 33.1% 28

area of focus - office portfolio (non-owner occupied) Office Property Type All dollars shown in millions Office Property Market Office Risk Classification • $475 million balance represents 4.5% of total loan portfolio • 67% of portfolio is suburban • Average LTV of 62% • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse to the sponsor • No exposure to gateway cities • $27 million on nonaccrual status; 2 relationships • $19 million rated special mention; 3 relationships $380 80% $50 10% $28 6% $17 4% General Office Medical Mixed Use Other $319 67% $144 30% $12 3% Suburban Urban Non-metro $387 81% $42 9% $19 4% $27 6% Pass Watch Special Mention SS/Nonaccrual 29

current expected credit losses - loans and leases ACL / Total Loans 3Q23 Highlights All dollars shown in millions • $162.2 million combined ACL; $11.7 million combined provision expense • $145.2 million ACL – loans and leases; increase driven by net charge-offs; 1.36% of loan balances • Utilized Moody’s September baseline forecast in quantitative model • $17.0 million ACL – unfunded commitments $124.1 $133.0 $141.6 $148.6 $145.2$17.0 $18.4 $20.2 $18.2 $17.0$141.1 $151.4 $161.8 $166.9 $162.2 1.27% 1.29% 1.36% 1.41% 1.36% 3Q22 4Q22 1Q23 2Q23 3Q23 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans 30 asset quality Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $1.7 $(0.2) $0.0 $5.7 $16.4 $8.3 $10.0 $10.5 $10.7 $11.7 0.61% 0.22% 0.00%-0.01% 0.07% 3Q22 4Q22 1Q23 2Q23 3Q23 NCOs Provision Expense NCOs / Average Loans $75.1 $54.0 $34.8 $39.8 $47.4 0.44% 0.32% 0.21%0.23%0.28% 3Q232Q231Q234Q223Q22 NPAs NPAs / Total Assets $140.6$138.9 $159.0 $128.1 $115.0 0.82%0.81% 0.94% 0.75% 0.69% 3Q232Q231Q234Q223Q22 Classified Assets Classified Assets / Total Assets 31

capital Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 9/30 Risk Weighted Assets = $13,170,574 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 5.79% 5.95% 6.47% 6.56% 6.50% 8.07% 8.20% 8.54% 8.76% 9.07% 3Q22 4Q22 1Q23 2Q23 3Q23 TCE ratio Adjusted TCE ratio 1 11.60%11.34%11.00%10.83%10.82% 7.00% 3Q232Q231Q234Q223Q22 Tier 1 Common Equity Ratio Basel III minimum 11.94%11.68%11.34%11.17%11.17% 8.50% 3Q232Q231Q234Q223Q22 Tier 1 Capital Ratio Basel III minimum 13.51%13.44%13.11%13.09%13.15% 10.50% 3Q232Q231Q234Q223Q22 Total Capital Ratio Basel III minimum 32 capital ratios, reflecting all unrealized losses1 Tier 1 Common Equity Ratio Total Capital Ratio 9/30 Risk Weighted Assets = $13,170,574 All capital numbers are considered preliminary. 1 Assumes Company holds cash proceeds of securities sales Tier 1 Capital Ratio 9.62%9.48%9.37%8.93%8.83% 7.00% 3Q232Q231Q234Q223Q22 Tier 1 Common Equity Ratio Basel III minimum 1 9.99%9.85%9.74%9.30%9.21% 8.50% 3Q232Q231Q234Q223Q22 Tier 1 Capital Ratio Basel III minimum 1 11.72%11.73%11.64% 11.36%11.36% 10.50% 3Q232Q231Q234Q223Q22 Total Capital Ratio Basel III minimum1 33 capital strategy Strategy & DeploymentTangible Book Value Per Share • 4.7% annualized dividend yield • 34.7% of 3Q23 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 3Q23; no plans to repurchase shares in near- term • Slight decrease in TBV per share driven by decline in AOCI $10.91 $11.02 $10.76 $9.97 $9.48 3Q232Q231Q234Q223Q22 Tangible Book Value per Share 34

outlook commentary1 • Loan balances expected to grow mid single digits in near-term • Deposit balances expected to increase modestly in near-term • Investment portfolio expected to modestly decline as cash flows fund loan growth • Total noninterest expense expected to be $121 - 123 million • Expected to be stable excluding growth in leasing business expense • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to be similar to 3Q • Stable ACL coverage as a percentage of loans expected • Uncertainty regarding inflation and macroeconomic environment Noninterest Income • Total expected fee income of $55 - 57 million 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • 4.15% - 4.25% with no further Fed tightening actions • Uncertainty remains around Fed Funds path, deposit repricing, loan growth Capital • Expect to maintain dividend at current levels 35

About First Financial Bancorp Financial Performance Appendix presentation contents 36 appendix: our markets • Greater Cincinnati/Dayton • Loans $4.3 billion • Deposits $6.1 billion • Deposit Market Share #4 (2.9%) • Banking Centers 50 • Fortune 500 Companies 5 • Indianapolis • Loans $1.0 billion • Deposits $0.7 billion • Deposit Market Share #14 (1.2%) • Banking Centers 9 • Fortune 500 Companies 3 • Columbus, OH • Loans $1.4 billion • Deposits $0.4 billion • Deposit Market Share #18 (0.4%) • Banking Centers 4 • Fortune 500 Companies 5 • National • Loans $1.9 billion • Deposits $0.2 billion • Louisville • Loans $0.4 billion • Deposits $0.7 billion • Deposit Market Share #12 (1.1%) • Banking Centers 6 • Fortune 500 Companies 1 • Community Markets • Loans $1.8 billion • Deposits $4.8 billion • Banking Centers 61 • Fortune 500 Companies 1 All numbers as of 9/30/2023 except deposit market share which is as of 6/30/2023. Greater Cincinnati/Dayton and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. 37

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation appendix: non-GAAP measures 38 appendix: non-GAAP to GAAP reconciliation All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2023 2023 2023 2022 2022 Net interest income 155,455$ 159,232$ 159,318$ 157,896$ 137,892$ Tax equivalent adjustment 1,659 1,601 1,424 1,553 1,712 Net interest income - tax equivalent 157,114$ 160,833$ 160,742$ 159,449$ 139,604$ Average earning assets 14,404,144$ 14,403,542$ 14,326,645$ 14,136,477$ 13,917,815$ Net interest margin1 4.28% 4.43% 4.51% 4.43% 3.93 % Net interest margin (fully tax equivalent)1 4.33% 4.48% 4.55% 4.47% 3.98 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. 39 appendix: non-GAAP to GAAP reconciliation All dollars shown in thousands Additional non-GAAP ratios Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, (Dollars in thousands, except per share data) 2023 2023 2023 2022 2022 Net income (a) 63,061$ 65,667$ 70,403$ 69,086$ 55,705$ Average total shareholders' equity 2,153,601 2,137,765 2,082,210 2,009,564 2,089,179 Less: Goodwill (1,005,844) (1,005,791) (1,005,713) (998,575) (999,690) Other intangibles (87,427) (89,878) (92,587) (95,256) (97,781) Average tangible equity (b) 1,060,331 1,042,097 983,910 915,733 991,708 Total shareholders' equity 2,129,509 2,143,419 2,121,496 2,041,373 1,994,132 Less: Goodwill (1,005,868) (1,005,828) (1,005,738) (1,001,507) (998,422) Other intangibles (86,378) (88,662) (91,169) (93,919) (96,528) Ending tangible equity (c) 1,037,263 1,048,929 1,024,589 945,947 899,182 Less: AOCI (410,005) (353,010) (328,059) (358,663) (354,570) Ending tangible equity less AOCI (d) 1,447,268 1,401,939 1,352,648 1,304,610 1,253,752 Total assets 17,054,852 17,090,149 16,933,884 17,003,316 16,623,793 Less: Goodwill (1,005,868) (1,005,828) (1,005,738) (1,001,507) (998,422) Other intangibles (86,378) (88,662) (91,169) (93,919) (96,528) Ending tangible assets (e) 15,962,606 15,995,659 15,836,977 15,907,890 15,528,843 Risk-weighted assets (f) 13,170,574 13,118,477 13,025,552 12,923,233 12,467,422 Total average assets 16,951,389 16,968,055 16,942,999 16,767,598 16,385,989 Less: Goodwill (1,005,844) (1,005,791) (1,005,713) (998,575) (999,690) Other intangibles (87,427) (89,878) (92,587) (95,256) (97,781) Average tangible assets (g) 15,858,119$ 15,872,386$ 15,844,699$ 15,673,767$ 15,288,518$ Ending shares outstanding (h) 95,117,180 95,185,483 95,190,406 94,891,099 94,833,964 Ratios Return on average tangible shareholders' equity (a)/(b) 23.60% 25.27% 29.02% 29.93% 22.29% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 6.50% 6.56% 6.47% 5.95% 5.79% Risk-weighted assets (c)/(f) 7.88% 8.00% 7.87% 7.32% 7.21% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 9.07% 8.76% 8.54% 8.20% 8.07% Average tangible equity as a percent of average tangible assets (b)/(g) 6.69% 6.57% 6.21% 5.84% 6.49% Tangible book value per share (c)/(h) 10.91$ 11.02$ 10.76$ 9.97$ 9.48$ Three months ended, 40 appendix: non-GAAP to GAAP reconciliation All dollars shown in thousands Additional non-GAAP measures 1Q23 4Q22 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 155,455$ 155,455$ 159,232$ 159,232$ 159,318$ 159,318$ 157,896$ 157,896$ Provision for credit losses-loans and leases (j) 12,907 12,907 12,719 12,719 8,644 8,644 8,689 8,689 Provision for credit losses-unfunded commitments (j) (1,234) (1,234) (1,994) (1,994) 1,835 1,835 1,341 1,341 Noninterest income 56,628 56,628 53,258 53,258 55,543 55,543 56,035 56,035 less: gains (losses) on security transactions (58) (466) 121 922 less: other (94) 227 - - Total noninterest income (g) 56,628 56,780 53,258 53,497 55,543 55,422 56,035 55,113 Noninterest expense 122,044 122,044 120,615 120,615 116,693 116,693 124,442 124,442 less: tax credit investment w ritedow n 104 984 104 6,406 less: Summit acquisition costs 787 1,717 31 149 less: Other (395) 1,044 2,000 558 Total noninterest expense (e) 122,044 121,548 120,615 116,870 116,693 114,558 124,442 117,329 Income before income taxes (i) 78,366 79,014 81,150 85,134 87,689 89,703 79,459 85,650 Income tax expense 15,305 15,305 15,483 15,483 17,286 17,286 10,373 10,373 plus: tax effect of adjustments 82 81 82 5,061 plus: after-tax impact of tax credit investments @ 21% 136 837 423 1,300 Total income tax expense (h) 15,305 15,523 15,483 16,401 17,286 17,791 10,373 16,734 Net income (a) 63,061$ 63,491$ 65,667$ 68,733$ 70,403$ 71,912$ 69,086$ 68,916$ Average diluted shares (b) 95,117 95,117 95,185 95,185 95,190 95,190 94,832 94,832 Average assets (c) 16,951,389 16,951,389 16,968,055 16,968,055 16,942,999 16,942,999 16,767,598 16,767,598 Average shareholders' equity 2,153,601 2,153,601 2,137,765 2,137,765 2,082,210 2,082,210 2,009,564 2,009,564 Less: Goodw ill and other intangibles (1,093,271) (1,093,271) (1,095,669) (1,095,669) (1,098,300) (1,098,300) (1,093,831) (1,093,831) Average tangible equity (d) 1,060,331 1,060,331 1,042,097 1,042,097 983,910 983,910 915,733 915,733 Ratios Net earnings per share - diluted (a)/(b) 0.66$ 0.67$ 0.69$ 0.72$ 0.74$ 0.76$ 0.73$ 0.73$ Return on average assets - (a)/(c) 1.48% 1.49% 1.55% 1.62% 1.69% 1.72% 1.63% 1.63% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 2.11% 2.12% 2.17% 2.27% 2.35% 2.40% 2.12% 2.26% Return on average tangible shareholders' equity - (a)/(d) 23.60% 23.76% 25.27% 26.46% 29.02% 29.64% 29.93% 29.86% Efficiency ratio - (e)/((f)+(g)) 57.5% 57.3% 56.8% 54.9% 54.3% 53.3% 58.2% 55.1% Effective tax rate - (h)/(i) 19.5% 19.6% 19.1% 19.3% 19.7% 19.8% 13.1% 19.5% (Dollars in thousands, except per share data) 3Q23 2Q23 41

First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202 42